                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 20, 2004

                                  FBO AIR, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

      333-56046                                                       87-0617649
(Commission File Number)                    (I.R.S. Employer Identification No.)

  9078 East Charter Oak, Scottsdale, AZ                                    85260
(Address of Principal Executive Offices)                              (Zip Code)

 (480) 634-6565
(Registrant's Telephone Number, Including Area Code)

                         SHADOWS BEND DEVELOPMENT, INC.
             200 Lafayette Street, Suite 750, Baton Rouge, LA 70801
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-d(b))

     Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 - Financial Information

Item 2.01         Completion of Acquisition or Disposition of Assets.

     (a) On August 20, 2004, pursuant to an Agreement and Plan of Merger dated as of July 26, 2004 (the "Merger Agreement") by and between Shadows Bend Development, Inc., a Nevada corporation (the "Company"), and FBO Air, Inc., an Arizona corporation ("FBO"), FBO was merged (the "Merger") with and into the Company and the Company simultaneously changed its name to FBO Air, Inc. A copy of the Merger Agreement is filed as Exhibit 2 hereto and is incorporated herein by this reference. The Merger Agreement was approved by a written consent (the "Consent") of stockholders of the Company holding more than 50% of the outstanding shares of the Company's Common Stock, $.001 par value (the "Common Stock"). For certain other information as to the Merger, see also Item 5.01 to this Report.

     The Company also simultaneously implemented (as authorized by the Consent) a one-for-four reverse stock split of the Common Stock so that all references in this Report to the number of shares of the Common Stock, unless otherwise noted, shall be on a post-split basis. As a result, the aggregate of pre-split 6,016,054 shares of the Common Stock held by stockholders of the Company prior to the Merger was reduced to an aggregate of 1,504,014 shares. An aggregate of 4,521,625 shares of the Common Stock will be issued to the shareholders of FBO prior to the Merger, so that they will own 75.0% of the 6,025,639 shares outstanding immediately after the Merger. The foregoing does not give effect to the aggregate of 4,018,375 shares initially reserved for issuances upon conversions by the holders of the 8% Convertible Notes due April 15, 2009 (the "Convertible Notes") issued by FBO and assumed by the Company pursuant to the Merger Agreement. Were such shares to be issued, the former FBO shareholders and noteholders would own, as a result of the Merger, an aggregate of 8,540,000 shares, or 85.0% of the then outstanding 10,044,014 shares of the Common Stock, assuming no other shares of the Common Stock were issued in the interim period prior to conversion. Copies of the Convertible Loan Agreement dated April 16, 2004 (the "Loan Agreement"), the Amendatory Agreement dated as of July 12, 2004 to the Loan Agreement and the form of Convertible Note are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Report and each is incorporated herein by this reference.

     FBO was incorporated on January 2, 2004 for the purpose of acquiring the assets or stock of companies in the fixed base operations segment of the aviation industry in selected markets across the United States. The Company will continue to pursue such proposed line of business. Prior to the Merger FBO was negotiating with two such companies. The Company, as successor to FBO, is obligated to close one such transaction by September 16, 2004 if it is to receive the balance of $270,000 in loans (currently FBO had received $130,000) and avoid default, which would accelerate the maturity date of the existing indebtedness. There can be no assurances as to when and if such acquisition will be effected.

     Prior to the Merger, two FBO shareholders were stockholders of, or had some relationship with, the Company. Ivan Galindo, formerly a director of the Company, was the
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holder of two shares of the  Common  Stock,  $.001 par  value,  of FBO (the "FBO
Common Stock") prior to the Merger and, as a result, received 15,250 shares of the Common Stock as a result of the Merger. Mr. Galindo held no shares of the Company prior to the Merger. Jeffrey M. Trenk, the son of FBO's (now the Company's) Chairman of the Board, was the holder of 38 shares of the FBO Common Stock prior to the Merger and, as a result, received 289,750 shares of the Common Stock as a result of the Merger. Mr. Trenk is also the holder of 5,000 shares of the Common Stock acquired prior to the Merger. Ruth Trenk, the wife of Mr. Trenk, was the owner of 32 shares of the FBO Common Stock prior to the Merger and, as a result, received 244,000 shares of the Common Stock. Mrs. Trenk held no shares of the Company prior to the Merger. Mr. and Mrs. Trenk disclaim beneficial ownership in each other's shares.

Section 3 - Securities And Trading Markets

Item 3.02         Unregistered Sales of Equity Securities.

     (a) and (c) Reference is made to Item 2.01 of this Report for information relating to the issuance of an aggregate of 4,521,625 shares of the Common Stock to the former shareholders of FBO as a result of the Merger.

     (b) Not applicable.

     (d) The Company is of the opinion that the issuances of shares of the Common Stock to the former shareholders of FBO were exempt from the registration requirement of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the exemption of Section 4(2) of the Securities Act in that it was a transaction (i.e., the Merger) not involving a public offering. Each of the former FBO shareholders gave a written investment representation to the Company with respect to the shares of the Common Stock to be received by said shareholder.

     (e) There were no options, warrants or convertible securities issued by the Company to the former shareholders of FBO pursuant to the Merger. However, the Company assumed FBO's obligations pursuant to the Convertible Notes. See Item
2.01 of this Report for information as to the convertibility into shares of the Common Stock of the Convertible Notes.

Section 5 - Corporate Governance And Management

Item 5.01         Changes in Control Registrant.

     As reported in Item 2.01 to this Report, on August 20, 2004, FBO was merged with and into the Company. A copy of the Merger Agreement is filed as Exhibit 2 to this Report and is incorporated herein by this reference.

     In addition, both directors of the Company (Michael W. Sciacchetano and Ivan Galindo) resigned and Ronald J. Ricciardi and Alvin S. Trenk, both directors of FBO, were elected instead as directors of the Company. Mr. Sciacchetano, the sole officer of the Company, resigned all of his officerships in the Company. Mr. Trenk was elected Chairman of the Board of the Company

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and Mr.  Ricciardi was elected its President and designated its Chief  Executive
Officer. Mr. Trenk received 15,250 shares of the Common Stock as a result of the Merger, or less than 1% of the outstanding shares of the Common Stock, while Mr. Ricciardi received 876,875 shares, or 14.6% of the outstanding shares of the Common Stock.

     Management is not aware of any arrangement which would result in a future change of control except as follows: The ten holders of the Convertible Notes have the right, as indicated in Item 2.01 to this Report, to convert such Notes initially into an aggregate of 4,018,375 shares of the Common Stock, which would constitute 40% of the outstanding shares of the Common Stock as of the date of the Merger(assuming no further issuances of shares of the Common Stock). These holders have the right to convert the Convertible Notes into 40% of the Newco Outstanding Shares (as such term is defined in the Convertible Notes) so long as the Convertible Notes are outstanding. In addition, the holders of the Convertible Notes have the right, pursuant to the Loan Agreement, to designate a person for election as a director, but no such designation has been made as yet. As indicated in the preceding paragraph of this Item 5.01 to this Report, there are currently two directors and up to seven directors may be elected in total by the stockholders of the Company. Theodore V. Fowler is the holder of a Convertible Note in the principal amount of $15,000, which is initially convertible into 150,689 shares of the Common Stock, and may also be deemed the beneficial owner of the 1,004,592 shares initially issuable upon the conversion of four Convertible Notes in the aggregate principal amount of $100,000 because he would have shared voting and dispositive rights with respect to the shares of the Common Stock after the conversion. Accordingly, he may be deemed the beneficial owner, after conversion, of an aggregate of 1,155,281 shares which would constitute 16.1% of the 7,180,920 shares of the Common Stock outstanding if only these five Convertible Notes were converted and 11.5% of the 10,044,014 shares of the Common Stock outstanding if all of the Convertible Notes were convertible.

Item 5.02 Departure of Director or Principal Officer; Election of Directors; Appointment of Principal Officers.

     (a) Not Applicable.

     (b) As reported in Item 5.01 to the Report, Michael Sciacchitano, the sole officer of the Company, resigned all of his positions effective with the Merger on August 20, 2004.

     (c) Also as reported in Item 5.01 to this Report, Ronald J. Ricciardi was elected as the President of the Company and designated as its Chief Executive Officer effective with the Merger on August 20, 2004. The new directors are looking for a suitable person or persons to serve as Chief Financial Officer and Chief Accounting Officer of the Company.

     Mr. Ricciardi served as the President and Chief Executive Officer of FBO from the initial planning stages in June 2003 (FBO was formally incorporated on January 2, 2004) until its merger with and into the Company on August 20, 2004. From August, 2001 to May, 2003, Mr. Ricciardi served as President and Chief Executive Officer of P&A Capital Partners, Inc. (and a predecessor organization), an entertainment finance company chartered to fund the distribution of independent films. Mr. Ricciardi was also the co-founder of eTurn, a high technology service provider. From June, 1999 to September 2000, Mr. Ricciardi served as eTurn's Chairman and Chief Executive Officer, where he developed a consolidation strategy, negotiated pipeline potential merger and acquisition candidates, published placement memoranda and executed multiple private, institutional and venture capital presentations. From May, 1995 to May, 1999, Mr. Ricciardi served as President and Chief Executive Officer of Clearidge, Inc., a leading regional consumer products company, where he provided strategic and organizational development and led a consolidation effect, which included 14 transactions. From 1984 to 1993, Mr. Ricciardi served in multiple positions of increasing responsibility, including as an Area Vice-President, for Pepsi-Cola Company.

     Mr. Ricciardi has served, since February 9, 2004, as a director of Limelight Media Group, Inc., a company the common stock of which is traded on the OTC Bulletin Board and which was founded in February 2000 to create, manage and support out-of-home digital advertising and promotional networks.

     Mr. Ricciardi had an employment agreement (the "Employment Agreement") with FBO providing for (i) a three-year term, which would not become effective until the first fixed base acquisition by FBO; (ii) an initial annual base salary of $125,000, increasing to $150,000 in the second year and $200,000 in the third year; (iii) an incentive bonus of three percent of FBO's EBITDA and (iv) an annual grant of a stock option for a number of shares of the FBO Common Stock to be determined annually by the FBO Board. The Company has assumed the Employment Agreement as a result of the Merger and will file a copy thereof when and if the Employment Agreement becomes effective.

Item 5.03  Amendments to Articles of Incorporation or Bylaws;
           Change in Fiscal Year.

     Pursuant to the Consent, the Company also increased its authorized shares of the Common Stock from 50,000,000 to 100,000,000 effective August 20, 2004. A copy of the Amendment to the Certificate of Incorporation effecting such change is filed as Exhibit 3 to this Report and is incorporated herein by this reference.

Section 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired:

         Financial statements of FBO Air, Inc., an Arizona corporation ("FBO"), will be filed by an amendment to this Report on or before the date required by
Item 9.01(4) of Form 8-K.

     (b) Pro Forma Financial Information:

         Pro forma financial information relating to the Merger of FBO with and into the Company will be filed by an amendment to this Report on or before the date required by Item 9.01(4) of Form 8-K.

     (c) Exhibits:

Exhibit No.    Description of Exhibit

        2 Agreement and Plan of Merger dated as of July 26, 2004 by and between the Company and FBO (without schedules).

        3      Certificate   of  Amendment  to  the  Company's   Certificate  of
               Incorporation filed on July 30, 2004

        10.1 Convertible Loan Agreement dated April 16, 2004 by and among FBO and the Investors named in Schedule A thereto.

        10.2 Amendatory Agreement dated as of July 12, 2004 to the Convertible Loan Agreement filed as Exhibit 10.1

        10.3 Form of Convertible Note due April 15, 2009 issued pursuant to the Convertible Loan Agreement filed as of Exhibit 10.1

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FBO AIR, INC.
                                                (Registrant)


Date  August 23, 2004                           By:  /s/ Ronald J. Ricciardi
                                                         Ronald J. Ricciardi
                                                         President and
                                                         Chief Executive Officer

                                  FBO AIR, INC.
                          Index to Exhibits Filed with
                           Current Report on Form 8-K

Exhibit No.      Description of Exhibit                                     Page

        2        Agreement  and Plan of Merger  dated as of July 26, 2004 by
                 and between the Company and FBO (without schedules).        E-2

        3        Certificate  of  Amendment  to  the  Company's  Certificat
                 of Incorporation filed on July 30, 2004                    E-24

        10.1     Convertible  Loan  Agreement  dated April 16, 2004 by and
                 among FBO and the Investors named in Schedule A thereto.   E-26

        10.2     Amendatory   Agreement  dated  as  of  July  12,  2004  to
                 the Convertible Loan Agreement filed as Exhibit 10.1       E-32

        10.3 Form of Convertible Note due April 15, 2009 issued pursuant to the Convertible Loan Agreement filed as of Exhibit 10.1 E-34

                                                                       Exhibit 2




                          AGREEMENT AND PLAN OF MERGER




                                 by and between


                         Shadows Bend Development, Inc.


                                       and


                                  FBO Air, Inc.

















                            Dated as of July 26, 2004


ARTICLE 1         DEFINITIONS...................................................................................1
         1.01     Certain Definitions...........................................................................1

ARTICLE 2         PLAN OF MERGER OF FBO AIR WITH AND INTO Shadows Bend..........................................2
         2.01     The Merger....................................................................................2
         2.02     Adoption of Plan; Requirements for Approval of Shareholders and Stockholders of Both FBO Air
                  and Shadows Bend..............................................................................3
         2.03     Proposals To Be Approved By the Shareholders of FBO Air and the Stockholders of Shadows Bend..3
         2.04     Establishment of Record Dates.................................................................3
         2.05     Articles of Incorporation.....................................................................3
         2.06     Directors and Officers........................................................................3
         2.07     Bylaws.  .....................................................................................3
         2.08     Conversion of Shares..........................................................................3
         2.09     Exchange of Certificates for of Shares; Fractional Shares.....................................4
         2.10     Surrender of FBO Air Certficates..............................................................4
         2.11     Stock Transfer Books..........................................................................6
         2.12     Dissenting Shares.............................................................................6
         2.13     Restriction on Transfer.......................................................................6
         2.14     Restrictive Legend............................................................................6

ARTICLE 3         CLOSING; EFFECTIVE TIME.......................................................................6
         3.01     Closing.......................................................................................6
         3.02     Conditions to the Obligations of Shadows Bend and FBO Air.....................................7

ARTICLE 4         REPRESENTATIONS AND WARRANTIES OF Shadows Bend................................................7
         4.01     Organization, Standing, Qualifications, etc...................................................7
         4.02     Capitalization................................................................................7
         4.03     Articles of Incorporation, By-Laws and Minutes................................................7
         4.04     Financial Statements..........................................................................7
         4.05     Authorization.................................................................................8
         4.06     Litigation....................................................................................8
         4.07     Subsidiaries..................................................................................8
         4.08     Compliance with Law and Other Instruments.....................................................8
         4.09     Contracts and Commitments.....................................................................9
         4.10     Liabilities...................................................................................9
         4.11     Title to Properties and Related Matters.......................................................9
         4.12     Directors and Officers........................................................................9
         4.13     Tax Returns...................................................................................9
         4.14     Brokers and Finders...........................................................................9
         4.15     Prior Sales..................................................................................10
         4.16     Stockholders List............................................................................10
         4.17     Transfer Agent...............................................................................10
         4.18     Compliance with Laws and Regulations.........................................................10
         4.19     Material Contract Defaults...................................................................10
         4.20     Absence of Certain Changes or Events.........................................................10
         4.21     Books and Records............................................................................11

ARTICLE 5         REPRESENTATIONS AND WARRANTIES OF FBO AIR....................................................11
         5.01     Organization, Standing, Qualifications, etc..................................................11
         5.02     Capitalization...............................................................................12
         5.03     Articles of Incorporation and By-Laws........................................................12
         5.04     Financial Statements.........................................................................12
         5.05     Authorization................................................................................12
         5.06     Litigation...................................................................................12
         5.07     Subsidiaries.................................................................................13
         5.08     Compliance with Law and Other Instruments....................................................13
         5.09     Contracts and Commitments....................................................................13
         5.10     Liabilities..................................................................................13
         5.11     Title to Properties and Related Maters.......................................................13
         5.12     Directors and Officers.......................................................................13
         5.13     Tax Returns..................................................................................13
         5.14     Brokers and Finders .........................................................................13
         5.15     Shareholders List............................................................................13
         5.16     Compliance with Laws and Regulations.........................................................14
         5.17     Material Contract Defaults...................................................................14
         5.18     Absence of Certain Changes or Events.........................................................14
         5.19     Books and Records............................................................................15

ARTICLE 6         COVENANTS OF FBO AIR PRIOR TO EFFECTIVE TIME OF MERGER.......................................15
         6.01     Consents of the FBO Air Shareholders.........................................................15
         6.02     State Statutes...............................................................................15
         6.03     Access . 15
         6.04     Representations..............................................................................15
         6.05     Preservation of Business.....................................................................15
         6.06     Approvals....................................................................................16
         6.07     Notice of Breach.............................................................................16
         6.08     Negotiations with Third Parties..............................................................16

ARTICLE 7         COVENANTS OF Shadows Bend PRIOR TO EFFECTIVE TIME............................................16
         7.01     Stockholders' Meeting........................................................................16
         7.02     State Statutes...............................................................................16
         7.03     Access . 16
         7.04     Representations..............................................................................17
         7.05     Preservation of Business.....................................................................17
         7.06     Approvals....................................................................................17
         7.07     Notice of Breach.............................................................................17
         7.08     Negotiations with Third Parties..............................................................17

ARTICLE 8         CONDITIONS TO OBLIGATIONS OF Shadows Bend AND FBO AIR........................................17
         8.01     Stockholder and Shareholder Approval.........................................................17

ARTICLE 9         FURTHER CONDITIONS TO OBLIGATIONS OF Shadows Bend............................................17
         9.01     Representation Letter........................................................................17
         9.02     Litigation...................................................................................18

ARTICLE 10        FURTHER CONDITIONS TO OBLIGATIONS OF FBO AIR.................................................18
         10.01    Representation Letter........................................................................18
         10.02    Litigation...................................................................................18
         10.03    Private Transaction..........................................................................18

ARTICLE 11        NO PUBLIC DISCLOSURE.........................................................................18
         11.01    No Public Disclossure........................................................................18

ARTICLE 12        CONFIDENTIAL INFORMATION.....................................................................19
         12.01    Confidential Information.....................................................................19

ARTICLE 13        TERMINATION: ABANDONMENT OF ACQUISITION......................................................19
         13.01    Termination..................................................................................19
         13.02    Liability....................................................................................20

ARTICLE 14        MISCELLANEOUS................................................................................20
         14.01    Survival of Representations, Warranties and Agreements.......................................20
         14.02    Further Assurances...........................................................................20
         14.03    Notices  ....................................................................................20
         14.04    Waivers   ...................................................................................20
         14.05    Amendments...................................................................................21
         14.06    Governing Law................................................................................21
         14.07    Expenses  ...................................................................................21
         14.08    Parties   ...................................................................................21
         14.09    Complete Agreement -- Severability...........................................................21
         14.10    Construction.................................................................................21
         14.11    Counterparts.................................................................................21
         14.12    Facsimile Execution..........................................................................22

                                    Schedules

          Schedule  Content
          4.06      Litigation Against Shadows Bend
          4.12      List of Shadows Bend Directors and Officers
          4.20 Exceptions to Absence of Certain Changes or Events Relating to Shadows Bend
          5.10      Liabilities of FBO Air
          5.11      Exceptions to Title and List of Assets of FBO Air
          5.12      List of FBO Air Directors and Officers
          5.18 Exceptions to Absence of Certain Changes or Events Relating to FBO Air

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER dated as of this 26th day of July, 2004 (this "Agreement") is by and between Shadows Bend Development, Inc., a publicly-held Nevada corporation ("Shadows Bend"), and FBO Air, Inc., an Arizona corporation ("FBO Air"), referred to herein sometimes collectively as the "Parties" and individually a "Party."

                              W I T N E S S E T H:

     WHEREAS, the Boards of Directors of Shadows Bend and FBO Air deem that the merger of FBO Air with and into Shadows Bend on the terms herein set forth to be desirable and in the best interests of their respective stockholders or shareholders and, subject to approval by their respective stockholders or shareholders, desire to adopt this Agreement to result in a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended;

     WHEREAS, the Boards of Directors of Shadows Bend and FBO Air have approved this Agreement and have directed that this Agreement and the merger contemplated hereby (the "Merger") be submitted to their respective stockholders or shareholders for adoption; and

     WHEREAS, Shadows Bend and FBO Air desire to make certain representations, warranties, covenants and agreements in connection with this Agreement;

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants and agreements contained herein and intended to be legally bound, Shadows Bend and FBO Air hereby agree that FBO Air shall be merged with and into Shadows Bend, and that the plan, terms and conditions of the Merger shall be as follows:

                                    ARTICLE 1
                                   Definitions

1.1  Certain  Definitions.   The  following  terms  shall,  when  used  in  this
     Agreement, have the following meanings:

     "ABCA" shall mean the Arizona Business Corporation Act.

     "Affiliate" shall mean, with respect to any Person, any other Person who controls, is controlled by, or is under common control with, such Person. For the purposes of this definition, "Control" (including its correlative meanings, "controlling," "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or partnership or other interests, by contract or otherwise.

     "Business Day" means any day other than Saturday, Sunday or a day on which banking institutions in Scottsdale, Arizona, are required or authorized to be closed.

     "Code" means the United States Internal Revenue Code of 1986, as amended.

     "Commission" means the Securities and Exchange Commission or any Regulatory Authority that succeeds to its functions.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

     "Liability" means any debt, liability or obligation (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due).

     "Merger Shares" means the shares of Shadows Bend Common Stock deliverable by Shadows Bend in exchange for shares of FBO Air Common Stock pursuant to
Section 2.09 hereof.

     "NRS"  shall  mean  the  Nevada  Revised   Statutes,   including,   without
limitation, Chapters 78 (General Corporation Law) and 92A (Mergers and Exchanges of Interest).

     "Person"  means  any  natural  person,  corporation,   partnership,  trust,
unincorporated organization, association, limited liability company, Regulatory Authority or other entity.

     "Regulatory Authority" shall mean any governmental authority, including, without limitation, any federal, state, local, regional, municipal, regulatory or foreign department, commission, agency, board, instrumentality, court, body, authority or other instrumentality or political unit or subdivision or offical thereof, whether domestic or foreign.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     "Shareholder" means holder(s) of stock in FBO Air.

     "Stockholder" means holder(s) of stock in Shadows Bend.

     "Subsidiary" of a specified Person means (a) any Person if securities having ordinary voting power (at the time in question and without regard to the happening of any contingency) to elect a majority of the directors, trustees, managers or other governing body of such Person are held or controlled by the specified Person or a Subsidiary of the specified Person; (b) any Person in which the specified Person and its Subsidiaries collectively hold a 50% or greater equity interest; (c) any partnership or similar organization in which the specified Person or subsidiary of the specified Person is a general partner; or (d) any Person the management of which is directly or indirectly controlled by the specified Person and its Subsidiaries through the exercise of voting power, by contract or otherwise.

                                   ARTICLE II
              Plan of Merger of FBO Air with and into Shadows Bend

2.01 The Merger.

     (a) Merger. Upon the terms and subject to the conditions of this Agreement, at the Effective Time (as such term is hereinafter defined in subsection (b) of this Section 2.01) and in accordance with the applicable terms of state law, FBO Air will be merged with and into Shadows Bend, whereupon the separate existence of FBO Air shall cease and Shadows Bend shall be the surviving corporation in the Merger.

     (b) Effective Time. At the Closing (as such term is hereinafter defined in Section 3.01 hereof), the Parties shall cause appropriate articles of merger with respect to the Merger to be executed and filed with the Secretary of State of the State of Nevada and the Corporation Commission of the State of Arizona, each in accordance with applicable state law. In connection therewith Shadows Bend shall change its name to FBO Air, Inc. The Merger shall become effective immediately following the time when the articles of merger between Shadows Bend and FBO Air have been duly filed with and accepted by the Secretary of State of the State of Nevada, or such later time as may be specified in such articles of merger (the "Effective Time").

2.02  Adoption  of  Plan;   Requirements   for  Approval  of  Shareholders   and
Stockholders of Both FBO Air and Shadows Bend. The Merger described in this Agreement will require the approval of Shadows Bend's Stockholders and FBO Air's Shareholders under the NRS and the ABCA, respectively. The Parties intend to accomplish such approval by securing the consents of holders of more than fifty percent (50%) of their outstanding shares pursuant to the NRS and the ABCA.

2.03  Proposals  to  be  Approved  By  the  Shareholders  of  FBO  Air  and  the
Stockholders of Shadows Bend. Both the Shareholders of FBO Air and the Stockholders of Shadows Bend shall approve this Agreement and the transactions contemplated hereunder and the Stockholders of Shadows Bend shall approve the following proposals: (a) approval of (i) the proposed directors to assume positions on the Shadows Bend's Board of Directors at the Effective Time, (ii) the change of name of Shadows Bend Development, Inc. to FBO Air, Inc. and (iii) effecting a 1:4 reverse split so that the shares outstanding at the Effective Time and owned by Stockholders of Shadows Bend prior to consummation of the Merger shall be 1,504,014 and (b) approval of an amendment to Shadows Bend's Articles of Incorporation to increase the authorized shares to 100,000,000 shares of Shadows Bend Common Stock. The certificate of amendment incorporating the foregoing amendment shall be filed with the Secretary of State of the State of Nevada just prior to filing the articles of merger as provided in Section 2.01(b) hereof.

2.04 Establishment of Record Dates. The record date for the Shadows Bend Stockholders entitled to vote on approval of this Agreement and the transactions contemplated thereunder shall be a date selected by the Shadows Bend directors which is as soon after the date hereof as permitted by the NRS. FBO Air shall establish its own record date, if necessary, for its Shareholders to vote on and approve the Merger in accordance with the ABCA.

2.05 Articles of Incorporation. Subject to amending as provided in Section 2.03 hereof, Shadows Bend's Articles of Incorporation, in effect at the Effective Time, until they are further amended as provided therein or by law, will be Shadows Bend's Articles of Incorporation.

2.06 Directors and Officers. At the Effective Time, FBO Air's officers and directors shall replace Shadows Bend's officers and directors. The new directors shall hold such positions until the next annual meeting of stockholders of Shadows Bend or until their successors are duly elected and qualify.

2.07 Bylaws. Shadows Bend's Bylaws shall remain in effect until they are amended as provided therein or otherwise by law.

2.08 Conversion of Shares. By virtue of the Merger and without any action on the part of the holders thereof, each share of the FBO Air Common Stock issued and outstanding immediately prior to the Effective Date, including shares, if any, held in FBO Air's treasury, shall be converted into, and represent the right to receive, 7,625 shares of the Shadows Bend Common Stock (i.e., the Merger Shares) after giving effect to the reverse stock split to be authorized and implemented pursuant to Section 2.03 hereof. The Merger Shares shall be validly issued, fully paid and non-assessable.

2.09     Exchange of Certificates for Shares; Fractional Shares.

     (a) Exchange of Certificates. On and after the Effective Time, the holder of a certificate or certificates representing FBO Air Common Stock, upon presentation and surrender of such certificate or certificates to Shadows Bend or its transfer agent, Interstate Transfer Company, Inc., shall be entitled to receive in exchange therefor a certificate or certificates representing the number of full shares of Merger Shares to which he, she or it is entitled as provided in Article 2.08 hereof. Until so presented and surrendered in exchange for a certificate representing Merger Shares, each certificate representing issued and outstanding shares of FBO Air Common Stock relative to the Merger shall, except as provided in the following sentence, be deemed for all purposes to evidence ownership of the number of full shares of Merger Shares into which such shares of FBO Air Common Stock have been converted pursuant to the Merger. Until surrender of such certificates in exchange for certificates representing Merger Shares, the holder thereof shall not be entitled to vote at any meeting of Shadows Bend Stockholders.

     (b) Fractional Shares. No fractional shares of Shadows Bend Common Stock shall be issued in the Merger. All shares of the Merger Shares to which a holder of FBO Air Common Stock shall be aggregated and if a fractional share of the Merger Shares results even after such aggregation, such fractional share shall be rounded up or down to the nearest whole share of the Shadows Bend Common Stock, in lieu of the fractional share.
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

2.10 Surrender of FBO Air Certificates.

     (a) Exchange Procedures. Promptly after the Effective Time, Shadows Bend or its appointed designee shall mail to each holder of a certificate or certificates of FBO Air Common Stock ("FBO Air Certificates") whose shares are converted into the right to receive the Merger Shares (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to FBO Air Certificates shall pass to Shadows Bend, only upon delivery of the FBO Air Certificates to Shadows Bend and which shall be in such form and have such other provisions as Shadows Bend may reasonably specify) and
(ii) instructions for use in effecting the surrender of the FBO Air Certificates in exchange for the Merger Shares and any dividends or other distributions pursuant to Section 2.10(b) hereof. Upon surrender of FBO Air Certificates for cancellation to Shadows Bend, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such FBO Air Certificates shall be entitled to receive the Merger Shares in exchange therefor and any dividends or distributions payable pursuant to Section 2.10(b) hereof, and the FBO Air Certificates so surrendered shall forthwith be canceled. Until so surrendered, outstanding FBO Air Certificates will be deemed from and after the Effective Time, for all corporate purposes, subject to Section 2.09 hereof, to evidence the ownership of the number of full shares of the Merger Shares into which such shares of the FBO Air Common Stock shall have been so converted and any dividends or distributions payable pursuant to Section 2.10(b) hereof. Notwithstanding the foregoing, if any FBO Air certificate is lost, stolen, destroyed or mutilated, such holder shall provide evidence reasonably satisfactory to Shadow Bend as to such loss, theft, destruction or mutilation and an affidavit in form and substance satisfactory to Shadows Bend, and, thereupon, such holder shall be entitled to receive the Merger Shares in exchange therefor and any dividends or distributions payable pursuant to Section 2.10(b) hereof, and FBO Air Certificates so surrendered shall forthwith be canceled.

     (b) Distributions With Respect to Unexchanged Shares. No dividends or other distributions declared or made after the date of this Agreement with respect to Shadows Bend Common Stock with a record date after the Effective Time will be paid to the holders of any unsurrendered FBO Air Certificates with respect to the shares of Merger Shares represented thereby until the holders of record of such FBO Air Certificates shall surrender such FBO Air Certificates or, in the case of any FBO Air Certificate which is lost, stolen, destroyed or mutilated, an affidavit in form and substance satisfactory to Shadows Bend. Subject to applicable law, following surrender of any such FBO Air Certificates or delivery of such affidavit, Shadows Bend shall deliver to the record holders thereof, without interest, the Merger Shares and the amount of any such dividends or other distributions with a record date after the Effective Time payable with respect to such whole shares of FBO Air Common Stock.

     (c) Transfers of Ownership. If certificates for shares of Merger Shares are to be issued in a name other than that in which the FBO Air Certificates surrendered in exchange therefor are registered, it will be a condition of the issuance thereof that the FBO Air Certificates so surrendered will be properly endorsed and otherwise in proper form for transfer and that the persons requesting such exchange will have paid to Shadows Bend or any agent designated by it any transfer or other taxes required by reason of the issuance of certificates for shares of Merger Shares in any name other than that of the registered holder of the FBO Air Certificates surrendered, or will have established to the satisfaction of Shadows Bend or any agent designated by it that such tax has been paid or is not payable.

     (d) Required Withholding. In connection with any payment to any holder or former holder of the FBO Air Common Stock, each of FBO Air and the Shadows Bend shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of the FBO Air Common Stock such amounts as may be required to be deducted or withheld therefrom under the Code or under any provision of state, local or foreign tax law or under any other applicable laws. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the person to whom such amounts would otherwise have been paid.

     (e) No Liability. Notwithstanding anything to the contrary in this Section 2.10, neither FBO Air, Shadows Bend nor any Party hereto shall be liable to any Person for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law. If any FBO Air Certificate shall not have been surrendered prior to the date immediately prior to the date on which such property would otherwise escheat to or become the property of any Regulatory Authority, any such property, to the extent permitted by applicable law, shall become the property of Shadows Bend, free and clear of all claims or interest of any Person previously entitled thereto.

     (f) Termination. Any holders of the FBO Air Certificates who have not complied with this Article 2 shall look only to Shadows Bend for, and Shadows Bend shall remain liable for, payment of their claim for Merger Shares and any dividends or distributions with respect to Shadows Bend Common Stock, without interest thereon.

2.11 Stock Transfer Books. At the Effective Time, the stock transfer books of FBO Air shall be closed, and there shall be no further registration of transfers of shares of FBO Air Common Stock thereafter on the records of FBO Air.

2.12 Dissenting Shares.

     (a) FBO Air. Shares of FBO Air Common Stock which are issued and outstanding immediately prior to the Effective Time and which are held by persons who have properly exercised, and not withdrawn or waived, appraisal rights with respect thereto in accordance with the ABCA (the "Dissenting Shares"), will not be converted into the right to receive the Merger Shares, and holders of such shares of FBO Air Common Stock will be entitled, in lieu thereof, to receive payment of the appraised value of such shares of FBO Air Common Stock in accordance with the provisions of the ABCA unless and until such holders fail to perfect or effectively withdraw or lose their rights to appraisal and payment under the ABCA. If, after the Effective Time, any such holder fails to perfect or effectively withdraws or loses such right, such shares of FBO Air Common Stock will thereupon be treated as if they had been converted at the Effective Time into the right to receive the Merger Shares, without any interest thereon. FBO Air will give Shadows Bend prompt notice of any demands received by FBO Air for appraisal of shares of FBO Air Common Stock. Prior to the Effective Time, FBO Air will not, except with the prior written consent of Shadows Bend, make any payment with respect to, or settle or offer to settle, any such demands.

     (b) Shadows Bend. To the extent applicable under the NRS, if the Merger is approved by Shadows Bend Stockholders, Shadows Bend shall comply with Section 92.A.300 to 92A.500 of the NRS with respect to dissenters' rights.

2.13 Restriction on Transfer. The Merger Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or pursuant to an exemption therefrom. In the absence of an effective registration statement covering the Merger Shares or any available exemption from registration under the Securities Act, the Merger Shares must be held indefinitely. Shareholders are aware that the Merger Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about Shadows Bend, which information is not currently available.

2.14 Restrictive Legend. All certificates representing the Merger Shares shall contain the following legend:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THE
        SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION THEREFROM."


                                    ARTICLE 3
                             Closing; Effective Time

3.01 Closing. The Closing of the Merger shall take place at FBO Air's corporate offices (or such other place as the Parties may determine) at such date and time, after the satisfaction or waiver of the last of the conditions set forth in Articles 8, 9 and 10 hereof to be satisfied or waived, as the Parties may determine. The Closing of such transactions is herein called the "Closing" and the date of that Closing is referred to herein as the "Closing Date." The Closing is subject to the conditions set forth herein.

3.02 Conditions to the Obligations of Shadows Bend and FBO Air. The obligations of Shadows Bend and FBO Air to effect the transactions contemplated hereby are further subject to the following conditions and those set forth in Articles 8, 9 and 10:

     (a) The Boards of Directors of each of Shadows Bend and FBO Air shall have approved and authorized the transactions contemplated herein.

     (b) No action, suit or proceeding by or before any Regulatory Authority shall have been commenced or threatened, and no investigation by any Regulatory Authority shall have been commenced or threatened, seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against FBO Air or Shadows Bend.

                                    ARTICLE 4
                 Representations and Warranties of Shadows Bend

4.01 Organization, Standing, Qualification, etc. Shadows Bend is a publicly held Nevada corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Shadows Bend has at all times had requisite corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own its properties and assets and to carry on any business it has conducted. Shadows Bend is currently conducting no operations pending the Merger. To Shadows Bend and its management's best knowledge, information and belief, the nature of Shadows Bend's business and the ownership of its properties has not required it to become qualified as a foreign corporation in any state in which has not been so qualified.

4.02 Capitalization. The authorized capital stock of Shadows Bend consists of 50,000,000 shares of Common Stock, $ .001 par value per share (the "Shadows Bend Common Stock"), of which 6,016,054 shares are currently issued and outstanding. All of the issued and outstanding shares of the Shadows Bend's Common Stock are duly and validly issued, fully paid, and non-assessable. No dividends or other distribution of the assets of Shadows Bend have been declared or paid in shares of the Shadows Bend Common Stock. There are no outstanding warrants, options, preemptive rights or rights to subscribe for or purchase any shares of the Shadows Bend Common Stock or any outstanding securities that are convertible into the Shadows Bend Common Stock. The Merger Shares to be issued pursuant to this Agreement have been duly authorized and, when issued to the FBO Air Shareholders in exchange for their shares of the FBO Air Common Stock, will be validly issued, fully paid and non-assessable.

4.03 Articles of Incorporation, Bylaws and Minutes. Copies of Shadows Bend's Articles of Incorporation and the Bylaws, as currently in effect, and minutes have heretofore been delivered to FBO Air and such copies are true and complete and have not been amended.

4.04 Financial Statements. Shadows Bend's audited financial statements for the fiscal years ended December 31, 2003 and 2002 and its unaudited financial statements for the quarters ended March 31, and June 30, 2004 (hereafter referred to as the "Shadows Bend Financial Statements") will be delivered to FBO air as soon after the date hereof as is reasonably possible. The Shadows Bend Financial Statements will have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except to the extent that the unaudited financial statements are subject to year-end adjustments and may not include footnotes or may be condensed or summary statements in accordance with the accounting rules of the Commission. As of the date of any balance sheets included in the Shadows Bend Financial Statements, except as and to the extent reflected or reserved against therein, Shadows Bend did not have any Liabilities (absolute or contingent) which should be reflected in a balance sheet or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are, to the Shadows Bend's management's best knowledge, information and belief, properly reported and present fairly the value of the Shadows Bend's assets in accordance with generally accepted accounting principles. To the best knowledge, information and belief of Shadows Bend's management, any statements of operations included in the Shadows Bend Financial Statements present fairly the results of operations of Shadows Bend for the periods indicated. To the best knowledge, information and belief of Shadows Bend's management, any statements of changes in stockholders' equity and cash flows included in the Shadows Bend Financial Statements present fairly the information that should be presented therein in accordance with generally accepted accounting principles. Shadows Bend's books and records relating to financial matters are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

4.05 Authorization. Shadows Bend's Board of Directors has approved this Agreement and the Merger contemplated hereby, has authorized the execution and delivery of this Agreement, and has authorized the submission of this Agreement and the transactions contemplated hereby to the Shadows Bend Stockholders for their consideration with the recommendation that the proposals be approved. Notwithstanding the foregoing, Shadows Bend's management believes that a majority of its Stockholders will in fact consent to the Merger without the need to solicit such approval. Shadows Bend has full power, authority and legal right to enter into this Agreement and this Agreement constitutes a legal, valid and binding obligation of Shadows Bend, enforceable in accordance with its terms.

4.06 Litigation. Except as disclosed in Schedule 4.06 hereto, there is no action, suit, proceeding or investigation pending, at law or in equity, or to the knowledge of Shadows Bend's management, threatened, against or affecting Shadows Bend before or in any court, either state or federal, public board, or body which calls into question the creation, organization or existence of Shadows Bend, the validity of this Agreement or the authority of Shadows Bend to execute, deliver and carry out the terms of this Agreement or which judgment, order or finding can reasonably be expected to have a material adverse effect on the condition (financial or otherwise) of Shadows Bend. Shadows Bend has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any Regulatory Authority.

4.07 Subsidiaries. Shadows Bend does not own, directly or indirectly, any interest or investment, whether in equity or debt, in any Person.

4.08 Compliance with Law and Other Instruments. Shadows Bend is not in violation or default of any term of its Articles of Incorporation or Bylaws, or of any agreement, contract, commitment, instrument, indenture, judgment, decree or order, applicable to it and, to the best of management's knowledge, it has timely filed all reports and any other documents required by it to be filed with any governmental agency, except that certain periodic reports to be filed with the Commission shall be filed prior to the Closing. The execution, delivery and performance of this Agreement and the taking of action contemplated hereby will not result in any violation of or be in conflict with or constitute a default under (A) the Articles of Incorporation or Bylaws of Shadows Bend, or (B) any material agreement or instrument to which Shadows Bend is a party or by which it is bound, or (C) any material judgment, decree or order to which Shadows Bend is subject, or result in the creation of any material lien, charge or encumbrance on any of the properties or other assets of Shadows Bend.

4.09 Contracts and Commitments. Shadows Bend's contractual obligations, if any, are as follows: (A) There are no material contracts, agreements, franchises, license agreements or other commitments to which Shadows Bend is a party or by which it or any of its properties are bound; (B) Shadows Bend is not a party to any contract, agreement, other commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, wit, injunction, decree or award which materially and adversely affects, or in the future may (as far as Shadows Bend can now foresee), materially and adversely affect, the business, operations, properties, assets or condition of Shadows Bend; (C) Shadows Bend is not a party to any material oral or written (i) contract for the employment of any officer or employee which is not terminable on thirty (30) days' (or less) notice, (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension or retirement plan, agreement or arrangement,
(iii) agreement, contract or indenture relating to the borrowing of money, (iv) guaranty of any obligation, other than one on which Shadows Bend is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate do not exceed $1,000, (v) consulting or other similar contract with an unexpired term of more than one (1) year or providing for payments in excess of $1,000 in the aggregate, (vi) collective bargaining agreement, (vii) agreement with any present or former officer or director of Shadows Bend, or (viii) consent, agreement or other commitment involving payments by it of more than $1,000 in the aggregate.

4.10 Liabilities. Except as disclosed or provided for in the Shadows Bend Financial Statements, Shadows Bend, to the best of its management's knowledge after due inquiry will have, at the Closing, no Liability of any nature, whether accrued, absolute, contingent or otherwise, whether due or to become due to any person or entity, including any of its officers, directors, or Stockholders.

4.11 Title to Properties and Related Matters. There are no contracts, judgments or claims which would limit the ability of Shadows Bend to hold title to any properties necessary for it to do the business contemplated by this Agreement, or which would subject any such properties to any impairment, lien or claim of any type or sort.

4.12 Directors and Officers. The directors and principal officers of Shadows Bend, as of the date hereof, are those persons listed on Schedule 4.12 hereto.

4.13 Tax Returns. As deemed required by Shadows Bend's auditors and within the times and in the manner prescribed by law, Shadows Bend has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable.

4.14 Brokers and Finders. Neither Shadows Bend nor any officer, director or Stockholder of Shadows Bend has employed any broker, finder, consultant or agent or has agreed to pay or has otherwise incurred any brokerage fee, finder's fee, consulting fee or commission with respect to the transactions contemplated by this Agreement. Shadows Bend agrees to indemnify and hold FBO Air and its officers, directors and Shareholders harmless from and against any fee, less or expense arising out of claims by brokers or finders employed or alleged to have been employed by Shadows Bend or any officer, director or Stockholder thereof.

4.15 Prior Sales. Except as indicated in Schedule 4.20 hereto, Shadows Bend has not offered and sold any of its securities within the last twelve (12) months.

4.16 Stockholders List. A copy of an alphabetical list of all of the Stockholders of Shadows Bend and the number of shares of the Shadows Bend Common Stock owned by each will be delivered to FBO Air as soon after the execution hereof as is reasonably possible. Such list also will identify which stock certificates have stop transfer orders and which have restrictive legends placed upon them.

4.17 Transfer Agent. Shadows Bend's transfer agent is and has been Interstate Stock Transfer.

4.18 Compliance with Laws and Regulations. Shadows Bend has complied with all applicable statues and regulations of any federal, state or other applicable jurisdiction or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of Shadows Bend or except to the extent that noncompliance would not result in the incurrence of any material Liability.

4.19 Material Contract Defaults. Neither Shadows Bend nor any other party is in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties or assets or the condition of Shadows Bend, and there is no event of default or event which, with notice of lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease or other commitment in respect of which it has not taken adequate steps to prevent such a default from occurring.

4.20. Absence of Certain Changes or Events. Since December 31, 2003 and except as set forth in or permitted by this Agreement and Schedule 4.20 hereto, there has not been, with respect to Shadows Bend:

     (a) Any change in the business, operations, method of management or accounting, or financial condition or the manner of conducting the business of Shadows Bend other than changes in the ordinary course of business, none of which has had a material adverse effect on such business, operations or financial condition, taken as a whole, or changes resulting from compliance with this Agreement;

     (b) Any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the assets, business, operations or condition of Shadows Bend;

     (c) Any declaration, setting aside or payment of any dividend or other distribution in respect of the shares of the Shadows Bend Common Stock, or any direct or indirect redemption, purchase or other acquisition of any shares of the Shadows Bend Common Stock;

     (d) Any material increase in the direct or indirect compensation or other benefits payable or to become payable by Shadows Bend to any of its officers, directors, employees or agents over the respective rates and amounts set forth in the Shadows Bend Financial Statements;

     (e) Any sale, lease, abandonment or other disposition by Shadows Bend of any real property otherwise than in the ordinary course of business, or any sale, assignment, transfer, license or other disposition by Shadows Bend of any tangible or intangible asset;

     (f) Any grant of any option, warrant or right to purchase, or other right to acquire shares of the Shadows Bend Common Stock granted to any person;

     (g) Any employment, bonus or deferred compensation agreement entered into between Shadows Bend and any of its directors, officers or other employees or consultants;

     (h) Any issuance of shares of the Shadows Bend Common Stock beyond the shares then issued and outstanding;

     (i) Any indebtedness incurred by Shadows Bend for borrowed money not now repaid, or any commitment to borrow money entered into by Shadows Bend;

     (j) Any amendment of Shadows Bend's Articles of Incorporation or By-Laws;

     (k) Any material Liability, absolute or contingent, paid except current Liabilities reflected in or shown on the most recent balance sheet included in the Shadows Bend Financial Statements and current Liabilities incurred since that date in the ordinary course of business or in connection with this transaction;

     (l) Any sale or transfer, or any agreement, arrangement or option for the sale or transfer, of any of its assets, property or rights having an aggregate value of $1,000 or more; or

     (m) Any other material transaction.

Notwithstanding the foregoing, any or all of the foregoing changes or events shall be permitted upon the written consent of FBO Air by action of its Board of Directors, evidenced by the delivery by FBO Air to Shadows Bend of a certified copy of resolutions of such Board specifying the change or event consented to by FBO Air.

4.21 Books and Records. From the date of this Agreement to the Closing, Shadows Bend will (a) give to FBO Air, or its authorized representatives, full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that FBO Air, or its authorized representatives, may inspect and audit them; and (b) furnish such information concerning the properties and affairs of Shadows Bend as FBO Air, or its authorized representatives, may reasonably request.




                                    ARTICLE 5
                    Representations and Warranties of FBO Air

FBO Air hereby warrants and represents to Shadows Bend as follows:

5.01 Organization, Standing, Qualification, etc. FBO Air is an Arizona corporation authorized to engage in the acquisition and operation of fixed base operations. FBO Air is validly existing and in good standing under the laws of the State of Arizona and has all requisite corporate power necessary to engage in the business in which it intends to engage. It is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own its properties and assets and to carry on its business as it intends to conduct. FBO Air is not qualified to do business in any state because FBO Air's lack of a business and the ownership of its properties do not require it to become qualified as a foreign corporation.

5.02 Capitalization. The authorized capital stock of FBO Air consists of 1,000 shares of Common Stock, $0.001 par value (the "FBO Air Common Stock"), and 1,000 shares of Preferred Stock $0.001 par value, of which 593 shares of the FBO Air Common Stock and no shares of the Preferred Stock are issued and outstanding. All of the issued and outstanding shares are duly and validly issued, fully paid and nonassessable. If and when the contemplated purchase of assets from Victory Aviation, L.L.C., an Indiana limited liability company ("Victory"), is consummated, FBO Air will become obligated to issue 60 shares of the FBO Air Common Stock to the sole member of Victory or its designee (the "Victory Member"). In addition, FBO has issued, or is obligated to issue, its convertible notes due April 16, 2009 (the "Convertible Notes") in the aggregate principal amount of $400,000 to investors (the "Investors") pursuant to which the Investors can initially convert the Convertible Notes into the equivalent of an aggregate of forty (40%) percent of the sum of (a) the outstanding shares of the Shadows Bend Common Stock as a result of the Merger; (b) the shares of the Shadows Bend Common Stock to be issued either to the Victory Member or to another operator of an aviation fixed base operation in an amount not to exceed eight (8%) percent of the outstanding shares of the Shadows Bend Common Stock (including any shares that may be issued after the Merger pursuant to a market adjustment formula); (c) a reserve of up to ten (10%) percent of the shares of the Shadows Bend Common Stock outstanding after the Merger for the benefit of the management of Shadows Bend post-Merger; and (d) the number of shares of the Shadows Bend Common Stock to be issued initially upon the conversion of the Convertible Notes. There are no other outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating FBO Air to issue or to transfer from treasury any additional shares of the FBO Air Common Stock of or repurchase any such shares of the FBO Air Common Stock.

5.03 Articles of Incorporation and Bylaws. Copies of the Articles of Incorporation and the Bylaws of FBO Air, as currently in effect, have heretofore been delivered to Shadows Bend and such copies are true and complete and have not been amended.

5.04 Financial Statements. FBO Air was incorporated on January 2, 2004 and has no operations or financial statements pending consummation of the purchase of assets from Victory.

5.05 Authorization. FBO Air's Board of Directors has authorized the execution and delivery of this Agreement by FBO Air, and has authorized the submission of this Agreement and the transactions contemplated hereby to the FBO Air Shareholders for their consideration with the recommendation that the proposals be approved. FBO Air has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby and this Agreement constitutes a legal, valid and binding obligation of FBO Air enforceable in accordance with its terms.

5.06 Litigation. There is no action, suit, proceeding or investigation pending, at law or in equity, or to the knowledge of FBO Air's management, threatened, against or affecting FBO Air before or in any court, either state or federal, public board, or body which calls into question the creation, organization or existence of FBO Air, the validity of this Agreement or the authority of FBO Air to execute, deliver and carry out the terms of this Agreement or which judgment, order or finding can reasonably be expected to have a material adverse effect on the condition (financial or otherwise) of FBO Air. FBO Air has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any Regulatory Authority. 5.07 Subsidiaries. FBO Air does not own, directly or indirectly, any interest or investment, whether equity or debt, in any Person.

5.08 Compliance with Law and Other Instruments. FBO Air is not in violation or default of any term of its Articles of Incorporation or Bylaws, or of any agreement, contract, commitment, instrument, indenture, judgment, decree or order, applicable to it and has timely filed all reports and any other documents required by it to be filed with any Regulatory Authority. The execution, delivery and performance of this Agreement and the taking of action contemplated hereby will not result in any violation of or be in conflict with or constitute a default under (a) the Articles of Incorporation or Bylaws of FBO Air, or (b) any material agreement or instrument to which FBO Air is a party or by which it is bound, or (c) any material judgment, decree or order to which FBO Air is subject, or result in the creation of any material lien, charge or encumbrance on any of FBO Air's properties.

5.09 Contracts and Commitments. FBO Air is not a party to any contract, agreement, other commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as FBO Air can now foresee), materially and adversely affect, the business, operations, properties, assets or condition of FBO Air.

5.10  Liabilities.  Except for the Convertible Notes or as set forth in Schedule
5.10 hereto, FBO Air, to the best of its knowledge, after due inquiry, has no Liability of any nature, whether accrued, absolute, contingent or otherwise, whether due or to become due to any person or entity, including any of its officers, directors, or shareholders, in excess of $1,000.

5.11 Title to Properties and Related Matters. FBO Air has good and marketable title to all of its properties, interests in properties and assets, real and personal, free and clear of all mortgages, liens, pledges, charges or encumbrances except: (a) statutory liens or claims not yet delinquent, (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby, or otherwise materially impair present business operations of such properties; or (c) as described in Schedule 5.11 hereto. FBO Air's assets are listed on Schedule 5.11 hereto.

5.12 Directors and Officers. FBO Air's directors and principal officers, as of the date hereof, are those persons listed on Schedule 5.12 hereto.

5.13 Tax Returns. Because FBO Air was incorporated on January 2, 2004 and has had no operations, it has had no obligation to file any tax return or to pay taxes.

5.14 Brokers and Finders. Neither FBO Air nor any officer, director or Shareholder of FBO Air has employed any broker, finder or agent or has agreed to pay or has otherwise incurred any brokerage fee, finder's fee or commission with respect to the transactions contemplated by this Agreement. FBO Air agrees to indemnify and hold Shadows Bend and its officers, directors and Stockholders harmless from and against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by FBO or any officer, director or Shareholder thereof.

5.15 Shareholders List. A copy of the Shareholder List of FBO Air will be delivered to Shadows Bend as soon after the date hereof as is reasonably possible.

5.16 Compliance with Laws and Regulations. FBO Air has complied with all applicable statutes and regulations of any federal, state or other applicable jurisdiction or agency thereof, except to the extent that noncompliance would not materially and adversely affect FBO Air's business, operations, properties, assets or condition or except to the extent that noncompliance would not result in the incurrence of any material Liability.

5.17 Material Contract Defaults. Neither FBO Air nor any other party is in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties or assets or the condition of FBO Air and there is no event of default or event which, with notice of lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease or other commitment in respect of which it has not taken adequate steps to prevent such a default from occurring.

5.18 Absence of Certain Changes or Events. Since the date of its incorporation, except in connection with or as set forth in or permitted by this Agreement and
Schedule 5.18 hereto, there has not been, with respect to FBO Air:

     (a) Any change in the business, operations, method of management or account, or financial condition or the manner of conducting the business of FBO Air other than changes in the ordinary course of business, none of which has had a material adverse effect on such business, operations or financial condition, taken as a whole;

     (b) Any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the assets, business, operations or condition of FBO Air;

     (c) Any declaration, setting aside or payment of any dividend or other distribution in respect of the FBO Air Common Stock, or any direct or indirect redemption, purchase or other acquisition of any shares of the FBO Air Common Stock by FBO Air;

     (d) Any material increase in the direct or indirect compensation or other benefits payable or to become payable by FBO Air to any of its officers, directors, employees or agents;

     (e) Any sale, lease, abandonment or other disposition by FBO Air of any real property otherwise than in the ordinary course of business, or any sale, assignment, transfer, license or other disposition of FBO Air of any tangible or intangible asset;

     (f) Any material obligation or liability, absolute or contingent, paid or incurred except current liabilities in the ordinary course of business and costs or liabilities incurred in connection with this transaction, the proposed acquisition of Victory and/or another aviation fixed based operator or the Convertible Notes;

     (g) Any sale or transfer, or any agreement arrangement or option for the sale or transfer, of any of its assets, property or rights having an aggregate value of $10,000 or more (other than in the ordinary course of business).

Notwithstanding the foregoing, any or all of the foregoing changes or events shall be permitted upon the written consent of Shadows Bend by action of its Board of Directors, evidenced by the delivery by Shadows Bend to FBO Air of a certified copy of resolutions of such Board specifying the change or even consented to by Shadows Bend.

5.19 Books and Records. From the date of this Agreement to the Closing, FBO Air will (a) give to Shadows Bend full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that Shadows Bend may inspect and audit them; and (b) furnish such information concerning the properties and affairs of FBO Air as Shadows Bend may reasonably request.

                                    ARTICLE 6
                  Covenants of FBO Air Prior to Effective Time

Between the date hereof and the Acquisition:

6.01 Consents of FBO Air Shareholders. Promptly after the date hereof, FBO Air will take all action necessary in accordance with its Articles of Incorporation, By-laws and the ABCA to solicit consents from the Shareholders for the adoption and approval of this Agreement and approval of the Merger. FBO Air will use its reasonable efforts to solicit from its Shareholders consents in favor of the adoption and approval of this Agreement and the approval of the Merger and will take all other action necessary or advisable to secure the consent of its Shareholders required by the ABCA to obtain such approvals.

6.02 State Statutes. FBO Air and its Board of Directors shall, if any state takeover statute or similar law is or becomes applicable to the Merger, this Agreement or any of the transactions contemplated by this Agreement, use all reasonable efforts to ensure that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger, this Agreement and the transactions contemplated hereby.

6.03   Access.   FBO  Air  will  allow  the   officers   and  other   authorized
representatives of Shadows Bend access to FBO Air's office, properties, books and records and will furnish Shadows Bend with such additional financial and operating data and other information as to the business and properties of FBO Air as may be necessary for Shadows Bend to evaluate thoroughly, prior to the Merger, the business, assets, operations and financial condition of FBO Air, as Shadows Bend may from time to time reasonably request. If, for any reason, the Merger contemplated by this Agreement is not consummated, Shadows Bend will use its best efforts to cause all confidential information obtained by it from FBO Air to be treated as such, will also use its best efforts not to use such information in a manner detrimental to FBO Air and will promptly return, if requested, to FBO Air all documents, papers, books, records and other materials (and all copies thereof) obtained from FBO Air in the course of its investigation and evaluation of FBO Air.

6.04 Representations. FBO Air will take all action necessary to render accurate, as of the Closing, FBO Air's representations and warranties contained herein, and it will refrain from taking any action that would render any such representation or warranty inaccurate as of such time. FBO Air will use its best efforts to perform or cause to be satisfied each covenant or condition to be performed or satisfied by it. Notwithstanding anything in the foregoing to the contrary, the representations and warranties shall, to the extent necessary or appropriate, be amended to reflect the proposed acquisition of the assets, rights and property of Victory and/or another aviation fixed based operator if the transaction is, or the transactions are, consummated prior to the Closing Date.

6.05 Preservation of Business. FBO Air will not carry any business except seeking potential acquisitions of aviation fixed base operators at strategically located airports across the United States and that are necessary to prepare itself to close this Agreement between the date hereof and the Closing Date.

6.06 Approvals. FBO Air will use its best efforts to obtain all licenses or other approvals required from any appropriate Regulatory Authority or other Person in connection with the carrying out of the transactions contemplated by this Agreement.

6.07 Notice of Breach. FBO Air will immediately give notice to Shadows Bend of the occurrence of any event or the failure of any event to occur that results in a breach of any of FBO Air's representations or warranties or a failure by FBO Air to comply with any covenant, condition or agreement contained herein.

6.08 Negotiations with Third Parties. FBO Air will not, without the prior approval of Shadows Bend, initiate or encourage discussions or negotiations with third parties relating to or otherwise approve (or approve without prior discussions with Shadows Bend any unsolicited offer regarding) any sale or other disposition of any substantial part of FBO Air's assets or stock.

                                    ARTICLE 7
              Covenants of Shadows Bend Prior to the Effective Time

Between the date hereof and the Merger:

7.01 Stockholders' Approval. Shadows Bend's Board of Directors will submit this Agreement to its Stockholders for their approval and will take all action necessary in accordance with its Articles of Incorporation, By-Laws and the NRS to obtain the requisite Stockholders' consents required under the NRS. Shadows Bend will use its reasonable efforts to solicit from its Stockholders consents in favor of the adoption and approval of this Agreement and the approval of the Merger and will take all other action necessary or advisable to secure the consents of its Stockholders required by the NRS to obtain such approvals.

7.02 State Statutes. Shadows Bend and its Board of Directors shall, if any state takeover statute or similar law is or becomes applicable to the Merger, this Agreement or any of the transactions contemplated by this Agreement, use all reasonable efforts to ensure that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger, this Agreement and the transactions contemplated hereby.

7.03 Access. Shadows Bend will allow the officers and other authorized representatives of FBO Air access to the office, properties, books and records of Shadows Bend and will furnish FBO Air with such additional financial and operating data and other information as to the business and properties of Shadows Bend as may be necessary for FBO Air to evaluate thoroughly, prior to the Merger, the business, assets, operations and financial condition of Shadows Bend, as FBO Air may from time to time reasonably request. If, for any reason, the Merger contemplated by this Agreement is not consummated, FBO Air will use its best efforts to cause all confidential information obtained by it from Shadows Bend to be treated as such, will also use its best efforts not to use such information in a manner detrimental to Shadows Bend and will promptly return, if requested, to Shadows Bend all documents, papers, books, records and other materials (and all copies thereof) obtained from Shadows Bend in the course of its investigation and evaluation of Shadows Bend.

7.04 Representations. Shadows Bend will take all action necessary to render accurate, as of the Closing, Shadows Bend's representations and warranties contained herein, and it will refrain from taking any action that would render any such representation or warranty inaccurate as of such time. Shadows Bend will use its best efforts to perform or cause to be satisfied each covenant or condition to be performed or satisfied by it.

7.05 Preservation of Business. Shadows Bend will not initiate or carry on any business except that necessary to prepare itself to close this Agreement between the date hereof and the Closing.

7.06 Approvals. Shadows Bend will use its best efforts to obtain all licenses or other approvals required to be obtained by it from any appropriate Regulatory Authority or other Person in connection with the carrying out of the transactions contemplated by this Agreement.

7.07 Notice of Breach. Shadows Bend will immediately give notice to FBO Air of the occurrence of any event or the failure of any event to occur that results in a breach of any representation or warranty by Shadows Bend or a failure by Shadows Bend to comply with any covenant, condition or agreement contained herein.

7.08 Negotiations with Third Parties. Shadows Bend will not, without FBO Air's prior approval, initiate or encourage discussions or negotiations with third parties relating to or otherwise approve (or approve without prior discussions with FBO Air any unsolicited offer regarding) any sale or other disposition of any substantial part of Shadows Bend's assets or stock.

                                    ARTICLE 8
              Conditions to Obligations of Shadows Bend and FBO Air

8.01 Stockholder and Shareholder Approval. The obligations of Shadows Bend and FBO Air to effect the Merger hereunder are, at their respective elections, subject to the satisfaction or waiver of the following condition: On or before the Closing, Shadows Bend's Stockholders and FBO Air's Shareholders shall have approved this Agreement. Such approval may be effected either by a noticed meeting or approval by consent, as allowed by the NRS or the ABCA, whichever is applicable.

                                    ARTICLE 9
                Further Conditions to Obligations of Shadows Bend

The obligation of Shadows Bend to effect the Merger hereunder is, at its option, subject to the satisfaction or waiver of the following further conditions:

9.01 Representation Letter. All of FBO Air's representations and warranties contained in this Agreement shall be true as of the Effective Time as though such representations and warranties were then made in exactly the same language, and FBO Air shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Closing. At the Closing, Shadows Bend shall have received a certificate, dated the Closing, executed by the President and/or by the Secretary of FBO Air, certifying in such detail as Shadows Bend may reasonably request as to the accuracy of such representations and warranties and the fulfillment of such obligations and compliance with such covenants as of the Closing.

9.02 Litigation. No action shall have been instituted by any Regulatory Authority or other Person challenging the legality of the Merger or seeking to prevent or delay consummation of the transactions contemplated by this Agreement that shall have resulted, or may result, in preliminary or permanent injunctive relief prohibiting consummation of the Merger.

                                   ARTICLE 10
                  Further Conditions to Obligations of FBO Air

The obligation of FBO Air to effect the Merger hereunder is, at its option, subject to the satisfaction or waiver of the following further conditions:

10.01 Representation Letter. All of the representations and warranties of Shadows Bend contained in this Agreement shall be true as of the Effective Date as though such representations and warranties were then made in exactly the same language, and Shadows Bend shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Closing. At the Closing, FBO Air shall have received a certificate, dated the Closing, executed by the President and/or by the Secretary or a Vice-President of Shadows Bend, certifying as to the accuracy of such representations and warranties and the fulfillment of such obligations and compliance with such covenants as of the Closing.

10.02 Litigation. No action shall have been instituted by any Regulatory Authority or other Person challenging the legality of the Merger or seeking to prevent or delay consummation of the transactions contemplated by this Agreement that shall have resulted, or may result, in preliminary or permanent injunctive relief prohibiting consummation of the Merger.

10.03 Private Transaction. The issuance of the Merger Shares to be issued to the Shareholders of FBO Air as provided for herein shall be exempt from state and federal securities registration. In this regard, FBO Air agrees to cooperate and assist Shadows Bend in submitting and receiving back from each of the FBO Air Shareholders (a) a representation that he, she or it will acquire his, her or its shares of the Merger Shares for investment and not with a view toward, or in connection with, any distribution as such term is contemplated by the Securities Act and (b) such other information concerning FBO Air's Shareholders and their relationship to it, its principals and each other as is deemed necessary to establish that the issuance of the Merger Shares to the Shareholders of FBO Air, as provided for in this Agreement, is a "transaction not involving any public offering" under Section 4(2) of the Securities Act and the Blue Sky Laws of the various states in which the FBO Air Shareholders reside.

                                   ARTICLE 11
                              No Public Disclosure

11.01 No Public Disclosure. Without the prior written consent of the other, neither Shadows Bend nor FBO Air will, and will each cause their respective representatives not to, make any release to the press or other public disclosure with respect to either the fact that discussions or negotiations have taken place concerning the transactions contemplated by this Agreement, the existence or contents of this Agreement or any prior correspondence relating to this transactions contemplated by this Agreement, except for such public disclosure as may be necessary, in the written opinion of outside counsel (reasonably satisfactory to the other Party) for the Party proposing to make the disclosure not to be in violation of or default under any applicable law, regulation or governmental order. If either Party proposes to make any disclosure based upon such an opinion, that Party will deliver a copy of such opinion to the other Party, together with the text of the proposed disclosure, as far in advance of its disclosure as is practicable, and will in good faith consult with and consider the suggestions of the other Party concerning the nature and scope of the information it proposes to disclose.

                                   ARTICLE 12
                            Confidential Information

12.01 Confidential Information. In connection with the negotiation of this Agreement and the consummation of the transactions contemplated hereby, each Party hereto will have access to data and confidential information relating to the other Party. Each Party hereto shall treat such data and information as confidential, preserve the confidentiality thereof and not duplicate or use such data or information, except in connection with the transactions contemplated hereby, and in the event of the termination of this Agreement for any reason whatsoever, each Party hereto shall return, upon request, to the other all documents, work papers and other material (including all copies thereof) obtained in connection with the transactions contemplated hereby and will use reasonable efforts, including instructing its employees who have had access to such information, to keep confidential and not to use any such data or information; provided, however, that such obligations shall not apply to any data and information (i) which at the time of disclosure, is available publicly,
(ii) which, after disclosure, becomes available publicly through no fault of the receiving Party, (iii) which the receiving Party knew or to which the receiving Party had access prior to disclosure by the disclosing Party, (iv) which is required by law, regulation or exchange rule, or in connection with legal process, to be disclosed, or (v) which is disclosed. Notwithstanding the foregoing, the parties to this Agreement (and each employee, representative or other agent of the parties) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure provided for therein, provided, however, that no party (nor any employee, representative, or other agent thereof) shall disclose any informtion to the extent that such disclosure could result in a violation of any federal or state sectuities law or regulation.

                                   ARTICLE 13
                     Termination: Abandonment of Acquisition

13.01 Termination. This Agreement may be terminated at any time before or, at Closing, by:

     (a) The mutual agreement of the Parties;

     (b) Any Party by notice to the other Party if:
          (i) A provision of this Agreement applicable to a Party shall be materially untrue or fail to be accomplished;
          (ii) Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement; or
          (iii) If by August 31, 2004, the conditions precedents to the Closing are not satisfied or waived.

13.02 Liability. In the event of termination of this Agreement, and abandonment of the Merger by either Shadows Bend or FBO Air as provided in this Agreement, this Agreement shall forthwith become wholly void and of no effect and there shall be no liability on the part of either Shadows Bend or FBO Air or their respective officers, directors, Stockholders or Shareholders.

                                   ARTICLE 14
                                  Miscellaneous

14.01   Survival   of   Representations,    Warranties   and   Agreements.   All
representations and warranties and statements made by a Party to in this Agreement or in any document or certificate delivered pursuant hereto shall not survive the Closing Date.

14.02 Further Assurances. If, at any time after the Closing, the parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the Merger in accordance with the terms of this Agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors of the Parties are fully authorized to take any and all such action.

14.03 Notices. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the Party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such Party by notice in the manner provided herein:

If to Shadows Bend:

200 Lafayette Streeet, Suit 750
Baton Rouge, LA  70801
Attention:  Mr. Michael Sciacchetano, President

If to FBO Air:

9087 East Charter Oak
Scottsdale, Arizona 85260
Attention: Mr. Ronald J. Ricciardi, President and
                                         Chief Executive Officer

or to such other address as any such Party may notify the other Party by not less than three (3) Business Days' notice in the manner provided in this Section 14.03.

14.04 Waivers. Each Party may, by written instrument, extend the time for the performance of any of the obligations or other acts of the other Party hereto, and (a) waive any inaccuracies of such other Party in the representations and warranties contained herein or in any document delivered pursuant to this Agreement, (b) waive compliance with any of the covenants of such other Party contained in this Agreement, (c) waive such other Party's performance of any of the obligations set out in this Agreement and (d) waive any condition to its obligation to effect the Merger. Any agreement on the part of any Party hereto for any such extension or waiver shall be validly and sufficiently authorized for the purposes of this Agreement if it is authorized and executed as to Shadows Bend, by its President, and as to FBO Air, by its President.

14.05 Amendments. This Agreement may be amended at any time prior to the Merger, whether before or after the Stockholders of Shadows Bend consent, by a written instrument executed by Shadows Bend and FBO Air with the approval of their respective Boards of Directors, provided that no amendment shall change the exchange ratio set forth in Section 2.08 hereof without the approval of both the Shareholders of FBO Air and the Stockholders of Shadows Bend.

14.06 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to any principles of conflicts of laws.

14.07 Expenses. Each Party will pay its own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this Agreement, whether or not the Merger contemplated hereby is consummated.


14.08 Parties. This Agreement shall inure to the benefit of and be binding upon Shadows Bend and FBO Air and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person, other than the Parties to this Agreement and their respective successors and assigns, and any person who controls Shadows Bend or FBO Air within the meaning of Section 15 of the Securities Act, and the heirs and legal representatives of each of them, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained in this Agreement. This Agreement and all conditions and provisions of this Agreement are intended to be for the sole and exclusive benefit of the Parties to this Agreement and their respective successors and assigns and such controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other Person.

14.09 Complete Agreement - Severability. This Agreement contains the entire understanding between the parties and supersedes any and all prior agreements between the parties. If any provision of this Agreement is found to be void by any court of competent jurisdiction, the remaining provisions shall remain in full force and effect.

14.10 Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Schedules are to the articles, sections and schedules, respectively, of this Agreement. The Schedules are hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates

14.11 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall constitute one and the same agreement.

14.12 Facsimile Execution. The Agreement may be executed in counterparts by original or telefax signature, and all counterparts of this Agreement which are executed by telefax signature shall be valid and binding as original signatures for all purposes (evidently or otherwise).


     IN WITNESS WHEREOF, Shadows Bend and FBO Air have caused this Agreement to be executed as of the date first above written.

                        SHADOWS BEND DEVELOPMENT, INC.


                        __/s/Michael Sciacchetano ________
                        By:  Michael Sciacchetano
                        Its:  President

                        FBO AIR, INC.


                        __/s/Ronald J. Ricciardi ________
                        By:  Ronald J. Ricciardi
                        Its:  President and Chief Executive Officer

                                                                       Exhibit 3


[GRAPHIC OMITTED][GRAPHIC OMITTED]

1. Name of corporation: Exhibit 3

2. The articles have been amended as follows (provide article numbers, if available):







3. The vote by which stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is :


4. Effective date of filing (optional): (must not be later than 90 days after the certificate is filed)


5. Officer Signature (required): /s/ Michael Sciacchetano

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof. IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied  by  appropriate  fees. See attached fee schedule.

Nevada Secretary of State AM 78 385 Amend 2003
Revised on 11/03/03

                     ATTACHMENT TO CERTIFICATE OF AMENDMENT
                         OF ARTICLES OF INCORPORATION OF
                         SHADOWS BEND DEVELOPMENT, INC.

     Effective with the filing of this Certificate of Amendment, the issued and outstanding shares of the Common Stock shall be decreased so that each four (4) shares shall thereafter represent one (1) share of the Common Stock and, if any stockholder, after aggregation of all of the stockholder's shares of the Common Stock and division of such total amount of shares by four (4), shall be entitled to become a holder of a fraction of a share, the Corporation shall instead issue such additional fraction of a share as is necessary to increase the fractional share to a full share, provided that any stockholder that owns less than four
(4) shares in the aggregate shall be rounded down to one (1) share so that no stockholder's interest shall be completely eliminated as a result of the decrease in the number of outstanding shares.

     The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a "Preferred Stock Designation") and as may be permitted by the General Corporation Law of the State of Nevada. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                               [END OF ATTACHMENT]

                                                                    Exhibit 10.1


April 16, 2004




FBO Air, Inc.
9078 East Charter Oak
Scottsdale, AZ  85260
Attn:  Mr. Ronald Ricciardi, President

                              Re: Convertible Loan

Dear Sirs:

            You have requested that the Investors identified in Schedule A hereto (the "Investors") make loans to FBO Air, Inc. (the "Borrower") in the aggregate principal amount of $400,000 (the "Loans").

            Accordingly, subject to the terms and conditions set forth below, each of the Investors hereby agrees with the Borrower as follows:

        1. Loans. The Investors hereby agree to make the Loans to the Borrower as follows: (a) $130,000 upon execution of this letter agreement (this "Agreement") and (b) $270,000 upon the later to occur of (i) the merger of the Borrower with and into Shadows Bend Development, Inc., a Nevada corporation
("Newco"), and (ii) the Borrower's acquisition of the assets, rights and properties of Victory Aviation, L.L.C., an Indiana limited liability company ("Victory"). The Loans shall be evidenced by, and be on the terms set forth, in the convertible notes (the "Notes") of even date hereof. Each Investor shall receive a Note in the form of Schedule B hereto in the principal amount indicated for such Investor in Schedule A hereto. The proceeds of the Loans shall be used for working capital purposes substantially in accordance with the Borrower's undertakings in this respect.

        2.  Representations.   The  Borrower  represents  and  warrants  to  the
Investors that:

          (a) Organization, Standing. The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona and (ii) has the corporate power and authority necessary to own its assets, carry on its business now and as contemplated and enter into and perform its obligations hereunder and under the Note.

          (b) Authority, Etc. The making and performance of this Agreement and the Note is within the corporate power and authority of the Borrower and has been duly authorized by all necessary corporate action. The making and performance by the Borrower of this Agreement and the Notes do not and, under present law, will not require any consent or approval of any of the Borrower's shareholders or any other person; do not and, under present law, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award; do not violate any provision of its certificate of incorporation or bylaws; do not and will not result in

Mr.  Ronald  Ricciardi
April 16, 2004 Page 2 of 6

any breach of any material agreement, lease or instrument to which it is a party, by which it is bound or to which any of its assets are or may be subject; and does not and will not give rise to any lien, security interest or other encumbrance upon any of its assets. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency (other than authorizations, approvals, consents, filings and registrations heretofore obtained and in full force and effect) are necessary for the execution, delivery or performance by the Borrower of this Agreement and the Notes or for the validity or enforceability thereof.

          (c) Validity of Documents. This Agreement and the Notes, when executed and delivered, each will be the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and except that no representation is intended to be made herein as to the availability of any equitable remedies.

        3. Covenants. So long as the Notes shall be outstanding, the following covenants shall be applicable:

          (a) The Borrower may not, without the Investors' prior written approval, pledge or otherwise encumber its existing or after-acquired assets;

          (b) The Borrower may not, without the Investors' prior written approval, enter into (i) any acquisition of the assets or securities of any person or entity (other than the transaction with Victory); (ii) any financing transaction, whether for indebtedness or equity securities of the Borrower or any subsidiary thereof; or (iii) any transaction involving the prospective expenditure by the Borrower of more than $25,000.

          (c) The Investors may designate one person for election as a member of the Board of Directors of Newco.

        Approval or consent by the Investors pursuant to this Agreement shall mean the approval or consent of Investors holding Notes representing more than fifty (50%) percent of the principal amount of the then outstanding Notes.

        4. Each of the Investors hereby represents and warrants that the Investor is acquiring the Note, and will, upon conversion, hold the shares of the Newco Common Stock (as such term is hereinafter defined), for investments and not with a view toward, or in connection with, any distribution under the Securities Act.

        5. "Piggyback" Registration Rights. If at any time prior to the Maturity Date (as such term is defined in the Notes) the Borrower shall file a registration statement relating to any offering for its own account or the account of others under the Securities Act, of any of the equity securities of Newco (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Borrower shall send to the Investors written notice of such determination and, if within fifteen

Mr. Ronald Ricciardi
April 16, 2004 Page 3 of 6

(15) days after the date of such notice, any Investor shall so request in writing, the Borrower shall include in such registration statement all or any part of the shares of the Common Stock, $.001 par value (the "Newco Common Stock"), into which the Investor's Note has or may be converted which the Investor requests to be registered (the "Investor's Common Shares"), except that if, in connection with any underwritten public offering, the managing underwriter thereof shall impose a limitation on the number of shares of the Investor's Common Shares which may be included in the registration statement because, in such underwriter's judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Borrower shall be obligated to include in such registration statement (i) only such limited portion of the shares of the Investor's Common Shares with respect to which the Investor has requested inclusion hereunder as the underwriter shall permit or (ii) in the event that there are multiple parties seeking to "piggyback," then the reduction will be shared pro rata among such parties.

        6. "Tag Along Rights." In the event that Jeffrey Trenk and any of his affiliates (as such term is defined in Rule 405 under the Securities Act of 1933) elects to sell any or all of the shares of the Newco Common Stock owned by him or his affiliates to an unaffiliated third party, Mr. Trenk and/or his affiliate(s) shall give notice to the Investors stating the terms of the proposed sale. If any Investor or Investors exercises the right to "tag along," the prospective buyer shall purchase from the such Investor or Investors a comparable percentage of such Investor's or Investors' shares of the Newco Common Stock as the prospective buyer is purchasing from Mr. Trenk and/or his affiliate(s). If the amount of Newco Common Stock to be purchased by the prospective Buyer is limited, the amount to be purchased from Mr. Trenk and/or his affiliate(s) and the Investor or Investors shall be pro rata based upon the number of shares of the Newco Common Stock owned by each of the sellers. Any Investor seeking to "tag along" must exercise the tag along right within fifteen
(15) days of the notice of sale.

        7. Notices. Any notice, consent or authorization required or permitted to be given pursuant to this Agreement or the Note shall be in writing and sent to the party for or to whom intended, at the address for the Borrower set forth above or for the Investor set forth in Schedule A hereto, by registered or certified mail (if available), postage paid or at such other address as any party shall designate by notice given to the others in the manner provided herein.

        8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Investors and their respective successors and assigns. The Borrower may not assign its rights hereunder or any interest herein without the prior, written consent of the Investors.

        9. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

        10. Governing Law. This Agreement and the Note shall be construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed in that State, without give effect to any principles of conflicts of laws.

        11.  Consent to  Jurisdiction,  Etc. The Borrower and the Investors each
(1) agrees that any legal suit, action or proceeding arising out of, or relating to, this Agreement and the Notes

Mr. Ronald Ricciardi
April 16, 2004
Page 4 of 6

shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waives any objection which any may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Borrower and the Investors further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York States District Court for the Southern District of New York. EACH OF THE BORROWER AND THE INVESTORS AGREES TO WAIVE ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE NOTES.

        12. No Third Party Beneficiaries. No entity or person, other than the parties to this Agreement, has been given or shall be deemed to have been given any rights as a third party beneficiary hereunder or under any instruments and documents executed in connection herewith.

        13. Costs and Expenses of Enforcing Obligations. The Borrower shall reimburse the Investors for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Investors in enforcing or attempting to enforce any obligation of the Borrower hereunder or under the Note.

        14. Counsel. Each of the Investors and the Borrower acknowledges that Wachtel & Masyr, LLP has acted as counsel to the Borrower and Henderson & Keyslik has acted as counsel to the Investors.

        15. Integration. This Agreement, the Note and an Engagement Letter of even date herewith by and among the Borrower, the Investors and Sands Brothers International Ltd. represent the entire agreement of the Borrower and the Investors with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Investors relative to the subject matter thereof not expressly set forth or referred to herein or in the Notes.

Mr. Ronald Ricciardi
April 16, 2004
Page 5 of 6

            Please confirm that the foregoing correctly sets forth our agreement by signing and return to the Investors a duplicate copy of this Agreement.

                                        Very truly yours,

                                        THE INVESTORS, as per separate signature pages attached hereto



Accepted and agreed to as of the date first written above:

FBO AIR, INC.


By:      _______________________________
         Name:    Ronald Ricciardi
         Title:   President

                                                                      Schedule A


                                    Investors

                                                                                           Principal Amount
Name                                                             Address                              of Loan
Theodore V. Fowler                                           85 Valley Drive                  $15,000.00
                                                           Greenwich, CT 06831

KWG Trust                                                Horwood, Marcus & Berk               $87,500.00
                                                             180 N. Lasalle
                                                               Suite 3700
                                                            Chicago, IL 60601
                                                          Attention: Jef Zaluda

Bonanza Trust                                            Horwood, Marcus & Berk               $87,500.00
                                                             180 N. Lasalle
                                                               Suite 3700
                                                            Chicago, IL 60601
                                                          Attention: Jef Zaluda

Andrew Zaro                                                  7 Skyline Drive                  $87,500.00
                                                           Hawthorne, NY 10532

Sands Brothers Venture Capital, LLC                          90 Park Avenue                   $12,500.00
                                                           New York, NY 10016

Sands Brothers Venture Capital II, LLC                       90 Park Avenue                   $12,500.00
                                                           New York, NY 10016

Sands Brothers Venture Capital III, LLC                      90 Park Avenue                   $50,000.00
                                                           New York, NY 10016

Sands Brothers Venture Capital IV, LLC                       90 Park Avenue                   $25,000.00
                                                           New York, NY 10016

Katie & Adam Bridge Partners, LP                             90 Park Avenue                   $12,500.00
                                                           New York, NY 10016

280 Ventures, LLC                                            90 Park Avenue                   $10,000.00

                                                           New York, NY 10016

                                                                    Exhibit 10.2


     AMENDATORY AGREEMENT entered into as of this 12th day of July, 2004 (this "Amendment") by and among FBO Air, Inc., an Arizona corporation (the "Borrower"), and the Investors set forth in Schedule A hereto (the "Investors").

     WHEREAS, the Borrower and the Investors have heretofore entered into a Convertible Loan Agreement dated April 16, 2004 (the "Loan Agreement") pursuant to which the Investors were to make Loans to the Borrower aggregating $400,000, of which an aggregate of $130,000 (the "Initial Loans") was advanced to the Borrower by the Investors on April 16, 2004 and an aggregate of $270,000 (the "Subsequent Loans") was to be advanced to the Borrower by the Lenders upon the later to occur of the consummation of two specified transactions (the "Transactions");

     WHEREAS, the Borrower executed a convertible note dated April 16, 2004 (the "Note") to each of the Investors evidencing the Initial Loans and the Notes provided that (1) an Event of Default (as defined in the Note) included the failure by the Borrower to consummate, within 60 days after April 16, 2004, the Transactions and (2) the first interest installment payment was due July 1, 2004; and

     WHEREAS, neither of the Transactions has been consummated as of the date of this Amendment and the parties desire to modify certain terms of the Loan Agreement and the Notes so that the Subsequent Loans may be made by the Investors to the Borrower and that the Borrower not be in default under either the Loan Agreement or any of the Notes;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is acknowledged by all of the parties hereto, the Borrower and the Investors agree as follows:

     1. All capitalized terms used in this Amendment and not otherwise defined shall have the meaning ascribed thereto in the Loan Agreement and/or the Notes.

     2. The first sentence of Section 1 of the Loan Agreement is hereby amended to read as follows:

     "The  Investors  hereby agree to make the Loans to the Borrower as follows:
(a) $130,000 under execution of this letter agreement (this "Agreement") and (b) $270,000 upon the later to occur of (i) the merger of the Borrower with and into Shadows Bend Development, Inc., a Nevada corporation ("Newco"), and (ii) the Borrower's acquisition of either (A) the assets, rights and properties of Victory Aviation, L.L.C., an Indiana limited liability company ("Victory"), which is the operator of an aviation fixed base operation in Fort Wayne, Indiana, or (B) the acquisition of the assets, rights and properties, or of all of the capital stock, of another operator of an aviation fixed base operation (the "Other FBO Company")."

     3. Section 3(b) of the Loan Agreement is hereby amended to read as follows:

     "The Borrower may not, without the Investors' prior written approval, enter into (i) any acquisition of the assets or securities of any person or entity (other than the transaction with Victory and/or the Other FBO Company); (ii) any financing transaction, whether for indebtedness or equity securities of the Borrower or any subsidiary thereof; or (iii) any transaction involving the prospective expenditure by the Borrower of more than $25,000."

     4. The first paragraph of each of the Notes is hereby amended to provide that the payment of interest commences on September 1, 2004 and not July 1, 2004.

     5. Subclause (2) of the definition of the term "Newco Outstanding Shares" in each of the Notes is hereby amended to read as follows:

     "(2) the shares to be issued either to the sole member of Victory, or to the shareholders or members of the Other FBO Company, in an amount not to exceed eight (8%) percent of the outstanding shares of the Newco Common Stock (including any shares that may be issued after the Merger pursuant to a market adjustment formula);".

     6. Subclause (2) of the definitions of "Event of Default" in each of the Notes is hereby amended to read as follows:

     "(2) the failure by the Borrower to consummate, on or before September 16, 2004, the Merger and either the asset purchase from Victory Aviation, L.L.C. or the asset or stock purchase from the Other FBO Company;".

     7. Except as modified in this Amendment, the terms and considerations of the Loan Agreement and each of the Notes shall remain in full force and effect.

     8. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first mentioned.

                                              FBO AIR, INC.



                                              By:      /s/ Ronald Ricciardi
                                                       Name:  Ronald Ricciardi
                                                       Title:    President


                                              THE INVESTORS, as per separate
                                              signature pages attached hereto

                                                                    Exhibit 10.3

THIS NOTE AND THE SHARES INTO WHICH THIS NOTE MAY BECOME CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

                                  FBO AIR, INC.

                                CONVERTIBLE NOTE


                                                       April 16, 2004
                                                       Scottsdale, Arizona

$__________________

     FOR VALUE RECEIVED, the undersigned FBO Air, Inc., an Arizona corporation (the "Borrower"), promises to pay to the order of _______________ (the "Investor"), with an address at _______________________________, (i) the principal  sum of  ______________________  Dollars  ($______________),  or  such lesser principal amount as is then outstanding, on April 15, 2009 (the "Maturity Date"); and (ii) interest thereon at a rate equal to eight (8%) percent per annum. Interest shall begin to accrue when an amount is released to the Borrower and shall be payable quarterly in arrears, commencing July 1, 2004, for as long as this Convertible Note (the "Note") shall be outstanding.

     This Note is one of a series of Notes in the aggregate principal amount of $400,000 (the "Investment Amount") issued pursuant to, and is subject to the additional terms and conditions contained in, an agreement of even date herewith (the "Loan Agreement") by and between the Investor, other investors (which, together with the Investor, shall be collectively referred to herein as the "Investors") and the Borrower.

     The Borrower may, at its option, make interest payments to the Investor either in cash or in shares of the Common Stock, $.001 par value (the "Newco Common Stock"), of Shadows Bend Development Inc., a Nevada corporation ("Newco"), with and into which the Borrower will be merged and Newco's name will be changed to FBO Air, Inc. (the "Merger"). For the purpose of determining the number of shares of the Newco Common Stock to be issued in payment of interest with respect to this Note, such shares shall be valued at the average of their Fair Market Value (as such term is hereinafter defined) during the five (5) trading days preceding the interest payment date.

     Notwithstanding any other provision hereof, interest paid or becoming due hereunder shall in no event exceed the maximum rate permitted by applicable law. Both principal and any interest paid in cash are payable in lawful money of the United States of America to the Investor at the address above indicated.

     The term "Fair Market Value" of a share of the Newco Common Stock shall mean, at any date, the fair market value of a share of the Newco Common Stock determined as follows: (1) if the Newco Common Stock is listed on any established stock exchange or traded on the Nasdaq System (whether its National Market System or its SmallCap Market), its Fair Market Value shall be the closing sales price per share for the Newco Common Stock (or the closing bid price, if no sales were reported) as reported on such exchange or the Nasdaq System; (2) if the Newco Common Stock is reported on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. (the "NASD") or other NASD board, its Fair Market Value shall be the closing sale price per share for the Newco Common Stock (or the closing bid price, if no sales were reported) as reported by the NASD; or (3) if the Newco Common Stock is otherwise traded in the over-the-counter market, its Fair Market Value shall be the mean between the high bid and low asked prices per share for the Newco Common Stock on the date of determination as reported by Pink Sheets LLC or any other organization performing similar services.

     At any time on and after the date on which the Merger is consummated through the Maturity Date, the Investors may convert all of the then-unpaid principal and interest on their Notes (the "Conversion Amount") into such number of shares of the Newco Common Stock (the "Initial Conversion Share Amount") as shall equal thirty-five (35%) percent of the Newco Outstanding Shares (as such term is hereinafter defined). For the purposes of this Note, the term "Newco Outstanding Shares" shall mean the sum of the following shares of the Newco Common Stock: (1) the shares to be owned by the stockholders of Newco prior to the Merger after the consummation thereof; (2) the shares to be issued to the sole member of Victory in an amount not to exceed eight (8%) percent of the outstanding shares of the Newco Common Stock (including any shares that may be issued after the Merger pursuant to a market price adjustment formula); (3) the shares to be issued to the Borrower's shareholders prior to the Merger upon the consummation thereof; (4) the shares to be reserved for issuance to the management of Newco after the Merger (not to exceed ten (10%) percent of the outstanding shares of the Newco Common Stock); and (5) the Initial Conversion Share Amount. The number of shares of the Newco Common Stock into which this
Note is initially convertible by the Investor shall be three and three quarters (3.75%) percent of the Initial Conversion Share Amount [i.e., the same percentage as the principal amount of this Note is of $400,000] (the "Investor's Initial Conversion Share Amount"). In the event that the Investor elects to convert less than all of the Conversion Amount applicable to this Note, then the number of shares of the Newco Common Stock to be issued upon conversion shall be in the same proportion as the amount of the Investor's Initial Conversion Amount converted bears to the Investor's Initial Conversion Amount. For the purpose of the Notes, the term "Initial Conversion Price" shall mean the dividend of the Investment Amount and the Initial Conversion Share Amount.

     If, on or after April 16, 2005, the Shares of the Newco Common Stock have traded in the public market for at least fifteen (15) consecutive trading days at a Last Sale Closing Price (as such term is hereinafter defined) which is at least two hundred fifty (250%) percent higher than the Initial Conversion Price or, if applicable, the Adjusted Conversion Price (as such term is hereinafter defined), then the Borrower may, by notice to the Investors, require the Investors to convert their Notes into that number of shares of the Newco Common Stock that is the Initial Conversion Share Amount less any shares of the Newco Common Stock previously issued to the Investors upon a partial conversion or conversions. For purposes of this Note, the term "Last Sale Closing Price" shall mean the average of the Fair Market Value of the Newco Common Stock as determined for such fifteen (15) consecutive trading days.

     If any conversion of this Note, or the payment of interest with respect thereto in shares of the Newco

Common Stock, would result in the issuance of a fractional share of the Newco Common Stock, such factional share shall be disregarded and the number of shares of the Newco Common Stock issuable upon conversion or payment of interest shall be rounded up or down to the nearest whole share, it being understood that .5 of one (1) share shall be rounded up to the next highest share.

     If at any time after the Merger, the number of outstanding shares of the Newco Common Stock is increased by a stock split, stock dividend, combination, reclassification, or other similar event, the Initial Conversion Share Amount shall be proportionately increased, or, if the number of outstanding shares of the Newco Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Initial Conversion Share Amount shall be proportionately reduced. In either such event, the Initial Conversion Price shall similarly be proportionately reduced or increased, whichever is applicable, to a new price, i.e., the Adjusted Conversion Price. In the event of a subsequent similar event occurring, a similar adjustment shall be made except that the adjustment to the number of shares shall be to the prior adjusted amount and not the Initial Conversion Share Amount and the adjustment to the conversion price shall be to the then Adjusted Conversion Price.

     The Investor may convert this Note into shares of the Newco Common Stock (the "Conversion Securities") by the surrender of this Note and the Notice of Conversion (attached hereto as Exhibit A) properly executed at the principal office of the Borrower, or at such other agency or office of the Borrower in the United States of America as the Borrower may designate by notice in writing to the Investor at the address of the Investor appearing herein. Upon any partial exercise of this Note, there shall be executed and issued to the Investor a new
Note in respect of such outstanding amounts of principal and interest hereunder as to which the Investor shall not have converted into Conversion Securities. In the event of the conversion of all or a portion of this Note, a certificate or certificates for the Conversion Securities so converted, as applicable, registered in the name of the Investor, shall be delivered to the Investor as soon as practicable after the receipt by the Borrower of this Note and the Investor's written request for conversion.

     The Borrower agrees that, on or prior to the Maturity Date or the Note's prior prepayment in its entirety, the Borrower will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the conversion of this Note, a sufficient number of Conversion Securities to be issuable by the Borrower upon the conversion of this Note.

     The term "Event of Default" shall mean each of the following events: (1) the failure by the Borrower to make any payment of interest or principal within ten (10) days after such payment is due and payable; (2) the failure by the Borrower to consummate, within sixty (60) days after the date hereof, the Merger and the asset purchase from Victory; (3) the material breach by the Borrower of any of the covenants contained in the Loan Agreement and the failure to cure within thirty (30) days of the notice by the any Investor of such breach; (4) the Borrower shall file a petition under any bankruptcy or insolvency law, or a petition under any bankruptcy or insolvency law shall be filed against the Borrower and not discharged within a period of ninety (90) days; or (5) the Borrower shall admit in writing its inability to pay its debts as they mature or apply for, consent to, or acquiesce in the appointment of a trustee or receiver for the Borrower or any subsidiary thereof or any of its or its subsidiary's property; or, in the absence of such application, consent or acquiescence, a trustee or receiver shall be appointed for the Borrower or any subsidiary and shall not be discharged within a period of ninety (90) days. If an Event of Default shall occur, Investors holding Notes representing more than fifty (50%) percent of the principal amount of the then outstanding Notes may, at their option, upon notice to the Borrower, declare the Notes to be due and payable, whereupon all unpaid principal of, and accrued interest on, the Notes shall be and become immediately due and payable.

     The Borrower, for itself and its respective successors and assigns, hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance or endorsement of this Note.

     IN WITNESS WHEREOF, FBO Air, Inc. has caused this Note to be signed manually by a duly authorized officer.

                                                 FBO AIR, INC.


                                                 By: _______________________
                                                     President

                                                                       Exhibit A

                              NOTICE OF CONVERSION





To:      FBO Air, Inc.
         9078 East Charter Oak
         Scottsdale, AZ  85260
         Attn:  Mr. Ronald Ricciardi, President

     In accordance with the terms of the Convertible Note dated April 16, 2004, the undersigned hereby elects to convert $___________________ in principal amount of the Note (together with the related accrued interest) into shares of your Common Stock, $.001 par value (the "Common Stock").




     Please issued shares of the Common Stock into which the Note is being converted in the following name:

Issue to:                  ________________________________________________

Address                    ________________________________________________

                           ________________________________________________

                           ________________________________________________

Authorization:             _________________________________________________

By:                        _________________________________________________

Title:                     _________________________________________________

Dated:                     ___________